EXHIBIT 10.6
SECOND AMENDMENT TO
CONTRACT SALES AND SERVICE AGREEMENT
     This Second Amendment to Contract Sales and Service Agreement (the “Second Amendment”) is entered into this 1st day of June, 2007 by and between Inventiv Commercial Services, LLC (“Inventiv”) and Cumberland Pharmaceuticals Inc. (“Cumberland”).
     WHEREAS, Cardinal Health PTS, LLC (“Cardinal Health”) entered into that certain Contract Sales and Service Agreement (the “Agreement”) with Cumberland on May 16, 2006; and
     WHEREAS, Cardinal Health and Cumberland previously executed a First Amendment to Contract Sales and Service Agreement wherein the parties amended the Agreement and the schedules to the Agreement; and
     WHEREAS, Cardinal Health sold its Healthcare Marketing Services division and Cumberland previously consented to an assignment of all of Cardinal Health’s rights, title, interest and obligations under the Agreement, as amended by the First Amendment, to PG Holding Corporation; and
     WHEREAS, Inventiv, as successor in interest to PG Holding Corporation, desires to assume all of PG Holding Corporation’s rights, title interest and obligations under the Agreement, as amended by the First Amendment, and Cumberland desires to consent to such assignment.
     NOW, THEREFORE, for and in consideration of the premises and other good and valuable consideration, the parties hereto agree as follows:
     1. Inventiv shall assume all rights, title, interest and obligations under the Agreement of Cardinal Health, as amended by that certain First Amendment and herein, arising from and after June 1, 2007.
     2. Capitalized terms not defined in this Second Amendment shall have the meaning set forth in the Agreement. It is mutually agreed that all covenants, conditions and agreements set forth in the Agreement (as amended hereby) shall remain binding upon the parties and inure to the benefit of the parties hereto and their respective successors and assigns.
Signature page follows.

     IN WITNESS WHEREOF, the parties have executed this Second Amendment to Contract Sales and Services Agreement as of the day and year first written above.

INVENTIV COMMERCIAL SERVICES, LLC
By:	/s/ Paul Mignon
	Name:	Paul Mignon
Its: President & COO [illegible]

CUMBERLAND PHARMACEUTICALS INC.
By:	/s/ Jean W. Marstiller
	Name:	Jean W. Marstiller
Its: Senior Vice President, Administrative Services

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